Exhibit 10.39

REAFFIRMATION AGREEMENT

This REAFFIRMATION AGREEMENT, dated as of August 30, 2006 (this “Agreement”), is made by Uluru Inc., a Nevada corporation (the “Parent”) and Uluru Delaware Inc. (f/k/a Uluru Inc. and the successor by merger with Uluru Acquisition Corp.), a Delaware corporation (the “Guarantor”) in favor of the Buyers (as defined below). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Debentures referred to below.

WHEREAS, on or around October 12, 2005, Oxford Ventures, Inc., a Nevada corporation (now known as Uluru Inc., a Nevada corporation) and the Buyers identified on the signature pages thereto (collectively, the “Buyers”) entered into a Securities Purchase Agreement (as amended to date, the “Securities Purchase Agreement”) pursuant to which Oxford Ventures, Inc., a Nevada corporation, issued and the Buyers purchased, at the first closing, Convertible Debentures in an amount up to $13,000,000;

WHEREAS, on or around October 12, 2005, Uluru Acquisition Corp, a Nevada corporation entered into the Guaranty Agreement (the “Original Guaranty”) in favor of the buyers listed on Schedule I thereto;

WHEREAS, to secure the Obligations of the Guarantor to the Buyers, the Guarantor and the Buyers entered into that certain Security Agreement, dated on or around October, 12, 2005 (the “Security Agreement”) pursuant to which, among other things, the Guarantor granted to the Buyer a security interest in and to the Pledged Property (as defined in the Security Agreement); WHEREAS, to secure the Obligations of the Parent to the Buyers, the Parent and the Buyers entered into that certain Guarantor Security Agreement, dated on or around October, 12, 2005 (the “Parent Security Agreement”) pursuant to which, among other things, the Parent granted to the Buyer a security interest in and to the Pledged Property (as defined in the Parent Security Agreement);

WHEREAS, on March 31, 2006, Oxford Ventures, Inc., a Nevada corporation changed its name to Uluru, Inc., a Nevada corporation;

WHEREAS, on March 31, 2006, Uluru Acquisition Corp., a Delaware corporation merged with and into Uluru Inc., a Delaware corporation, and on June 8, 2006, Uluru Inc., a Delaware corporation, changed its name to Uluru Delaware Inc.;

WHEREAS, on the date hereof, the Securities Purchase Agreement will be amended to provide for the purchase of Convertible Debentures at the second closing in an aggregate amount of $3,000,000 and, in connection therewith, (i) the Convertible Debentures issued to the Buyers will be amended and restated (the Convertible Debentures issued to the Buyers, as amended and restated, are hereinafter referred to as the “Debentures”) and (ii) the Investor Registration Rights Agreement, dated on or around October 12, 2005, by and among the Company and the Buyers will be amended and restated (the “Amended and Restated Investor Registration Rights Agreement”)

WHEREAS, on the date hereof, the Guarantor will enter into the Amended and Restated Guaranty Agreement (the “Amended and Restated Guaranty”) in favor of the Buyers; and

WHEREAS, the Guarantor is a wholly owned subsidiary of the Parent.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

1. Reaffirmation and Confirmation.

(a) The Parent hereby (i) acknowledges, confirms and agrees that the Parent Security Agreement (A) remains in full force and effect as security for the Obligations (as defined in the Parent Security Agreement), which includes the accrued but unpaid Liquidated Damages (as defined in the Amended and Restated Investor Registration Rights Agreement) specified in Section 2(e) of the Amended and Restated Investor Registration Rights Agreement, (B) is the valid and binding obligation of the Parent, and (C) is not subject to offset, deduction, defense or claim against any Buyer, and (ii) confirms, ratifies and reaffirms that the security interest granted to the Buyer, pursuant to the Parent Security Agreement in all of its right, title, and interest in all then existing and thereafter acquired or arising Pledged Collateral described therein, in order to secure prompt payment and performance of the Obligations (as defined in the Parent Security Agreement), is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest in favor of the Buyers, with the same force, effect and priority in effect both immediately prior to and after entering into this Agreement, the Amended and Restated Guaranty, the Debentures and the Parent Security Agreement.

(b) The Guarantor hereby (i) acknowledges, confirms and agrees that the Security Agreement (A) remains in full force and effect as security for the Obligations (as defined in the Security Agreement), which includes the accrued but unpaid Liquidated Damages specified in Section 2(e) of the Amended and Restated Investor Registration Rights Agreement, (B) is the valid and binding obligation of the Guarantor, and (C) is not subject to offset, deduction, defense or claim against any Buyer, and (ii) confirms, ratifies and reaffirms that the security interest granted to the Buyers, pursuant to the Security Agreement in all of its right, title, and interest in all then existing and thereafter acquired or arising Pledged Collateral described therein, in order to secure prompt payment and performance of the Obligations (as defined in the Security Agreement), is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest in favor of the Buyers, with the same force, effect and priority in effect both immediately prior to and after entering into this Agreement, the Amended and Restated Guaranty, the Debentures and the Security Agreement.

2. General Provisions.

(a) This Agreement does not and shall not affect any of the obligations of the parties hereto arising from the Debentures, all of which obligations shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Buyer under the Debenture issued to it or any document executed in connection therewith, nor constitute a waiver of any provision of the Debenture or any other document relating thereto. This Agreement is for the benefit of each of the Buyers and is enforceable by the Buyers against the Guarantor and the Parent.

(b) Representations and Warranties. Each of the Guarantor and the Parent represents and warrants that (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action, (ii) it has duly executed and delivered this Agreement, and (iii) this Agreement is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity).

(c) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

(d) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

(e) JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of this 30th day of August, 2006.

ULURU INC., a Nevada corporation
By: /s/ Kerry P. Gray
Kerry P. Gray
Chief Executive Officer

ULURU DELAWARE INC., a Delaware corporation
By: /s/ Kerry P. Gray
Kerry P. Gray
Chief Executive Officer

CORNELL CAPITAL PARTNERS, LP
By: Yorkville Advisors, LLC, its General Partner

By:  /s/ Ed Shinik
Name: Ed Shinik
Title: Chief Financial Officer

PRENOX, LLC
By: Prentice Capital Management, LP its Manager
By: /s/ Matt Hoffman
Name: Matt Hoffman
Title: General Counsel